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                                                                  Exhibit 23.2

                    INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Interspeed, Inc. on Form S-8 of our report dated July 23, 1999, appearing in Registration Statement No. 333-81071 of
Interspeed, Inc. on Form S-1 filed August 23, 1999.


/s/ Deloitte & Touche, LLP
Boston, Massachusetts
November 30, 1999